UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32349

Bermuda	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 29, 2014, Signet Jewelers Limited, a Bermuda corporation (“Signet”), completed the previously announced acquisition of Zale Corporation, a Delaware corporation (“Zale”), through the merger of Carat Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Signet (“Merger Sub”), with and into Zale (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of February 19, 2014, by and among Signet, Merger Sub and Zale (the “Merger Agreement”).

On the terms and subject to the conditions set forth in the Merger Agreement, each share of common stock, par value $0.01 per share, of Zale (the “Zale Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares of Zale Common Stock (i) owned by Signet or its subsidiaries, (ii) owned by Zale as treasury stock, or by any of its subsidiaries and (iii) as to which dissenters’ rights have been properly exercised) was cancelled and converted into the right to receive $21.00 per share in cash.

The aggregate consideration paid by Signet was approximately $1.46 billion.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 of the Current Report on Form 8-K filed by Zale with the Securities and Exchange Commission (the “SEC”) on February 19, 2014, and which is incorporated herein by reference.

Item 8.01. Other Events.

On May 29, 2014, Signet issued a press release announcing the completion of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

Zale’s audited consolidated financial statements as of July 31, 2013 and 2012, and for the three years ended July 31, 2013, including the notes to such financial statements and the report of KPMG LLP thereon, were previously reported in Signet’s Current Report on Form 8-K filed with the SEC on May 12, 2014. Zale’s unaudited consolidated financial statements as of January 31, 2014, and for the three and six month periods ended January 31, 2014 and 2013, including the notes to such financial statements, were previously reported in Signet’s Current Report on Form 8-K filed with the SEC on May 12, 2014.

(b)           Pro Forma Financial Information.

Signet’s unaudited pro forma condensed combined financial information as of and for the year ended February 1, 2014, including the notes to such financial information, was previously reported in Signet’s Current Report on Form 8-K filed with the SEC on May 12, 2014.

(d)           Exhibits.

2.1
Agreement and Plan of Merger dated as of February 19, 2014, by and among Signet Jewelers Limited, Carat Merger Sub, Inc. and Zale Corporation (filed as Exhibit 2.1 to Zale Corporation’s Current Report on Form 8-K, filed with the SEC on February 19, 2014).

99.1	Press Release of Signet Jewelers Limited, dated May 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: May 29, 2014

	By:	/s/ Mark A. Jenkins
	Name:	Mark A. Jenkins
	Title:	Signet Company Secretary & Chief Legal Officer

EXHIBIT INDEX

2.1
Agreement and Plan of Merger dated as of February 19, 2014, by and among Signet Jewelers Limited, Carat Merger Sub, Inc. and Zale Corporation (filed as Exhibit 2.1 to Zale Corporation’s Current Report on Form 8-K, filed with the SEC on February 19, 2014).

99.1	Press Release of Signet Jewelers Limited, dated May 29, 2014.

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